Exhibit 99.1
Lyft Provides 2027 Financial Targets at
First Investor Day
Margin Expansion and Increasing Cash Flows Expected
Customer Obsession Drives Profitable Growth

SAN FRANCISCO, June 6, 2024 - Lyft, Inc. (NASDAQ: LYFT) (the “Company” or “Lyft”) will host its first Investor Day today. The event will feature presentations by Lyft’s CEO David Risher, CFO Erin Brewer, and other leaders from across the Company, who will discuss Lyft’s plans for its next phase of profitable growth. The event will conclude with a live Q&A session.

“Lyft’s customer-obsessed strategy is working. Our execution keeps getting better, we’re delivering industry-leading innovation, and we are working closely with partners to create great shared customer experiences,” said CEO David Risher. “We’re excited to share our vision for Lyft’s road ahead.”

“Over the last year we’ve transformed our business and established a strong foundation for improving profitability and cash flow,” said CFO Erin Brewer. “The financial targets we are announcing today reflect our expectations of healthy top-line growth and margin expansion as we deliver on our strategic priorities. I’m excited about Lyft’s next chapter as we continue building a financially healthy and customer-obsessed Lyft.”

2027 Financial Targets
The Company expects:
●A Gross Bookings compound annual growth rate of approximately 15% between full-year 2024 and full-year 2027;
●An Adjusted EBITDA margin (measured as a percentage of Gross Bookings) of approximately 4% on a full-year basis in 2027; and
●Free cash flow conversion (measured as a percentage of Adjusted EBITDA) of more than 90% annually each year between 2025 and 2027.

2024 Financial Outlook Reaffirmed
There is no change to Lyft’s previously announced outlook for Q2 2024 or to the Company’s directional commentary for full-year 2024, which were updated during the company’s first quarter 2024 earnings call on May 7, 2024.

We have not provided the forward-looking GAAP equivalents to our non-GAAP financial targets or outlook or GAAP reconciliations as a result of the uncertainty regarding, and the potential variability of reconciling items such as stock-based compensation and income tax. Accordingly, a reconciliation of these non-GAAP guidance metrics to their corresponding GAAP equivalent is not available without unreasonable effort. However, it is important to note that the reconciling items could have a significant effect on future GAAP results. For more information regarding the non-GAAP financial measures discussed in this press release, please see “Non-GAAP Financial Measures” below.

Investor Day: How To Participate
The event will begin at 9:00 AM ET and will be webcast live on Lyft’s Investor Relations page: investor.lyft.com. A replay and the presentation materials will be available at the same webpage.

About Lyft
Lyft is one of the largest transportation networks in North America, bringing together rideshare, bikes, and scooters all in one app. We are customer-obsessed and driven by our purpose: getting riders out into the world so they can live their lives together and providing drivers a way to work that gives them control over their time and money.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or Lyft's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates,” “going to,” "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern Lyft's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this release include, but are not limited to, Lyft’s guidance and outlook, including for the second quarter and full fiscal year 2024, Lyft’s financial targets through 2027, the trends and assumptions underlying such guidance, outlook and targets, and statements about profitable growth. The financial targets presented here are based on Lyft’s current roadmap and are contingent upon many factors, including Lyft’s execution, various market conditions and legal and regulatory factors. These financial targets and any other forward-looking statements illustrate Lyft’s current thinking and are subject to various risks and uncertainties. Over time, Lyft may also modify its financial targets and goals or pursue alternative objectives and strategies. Lyft’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks related to the macroeconomic environment and risks regarding our ability to forecast our performance due to our limited operating history and the macroeconomic environment. The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in Lyft's filings with the Securities and Exchange Commission (“SEC”), including in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 that was filed with the SEC on May 9, 2024. The forward-looking statements in this release are based on information available to Lyft as of the date hereof, and Lyft disclaims any obligation to update any forward-looking statements, except as required by law. This press release discusses "customers." For rideshare, there are two customers in every car - the driver is Lyft's customer, and the rider is the driver's customer. We care about both.

Non-GAAP Financial Measures
To supplement Lyft's financial information presented in accordance with generally accepted accounting principles in the United States of America, or GAAP, Lyft considers certain financial measures that are not prepared in accordance with GAAP, including Adjusted EBITDA, Adjusted

EBITDA margin (calculated as a percentage of Gross Bookings), free cash flow and free cash flow conversion (calculated as a percentage of Adjusted EBITDA). Lyft defines Adjusted EBITDA as net loss adjusted for interest expense, other income (expense), net, provision for (benefit from) income taxes, depreciation and amortization, stock-based compensation expense, payroll tax expense related to stock-based compensation and sublease income, as well as, if applicable, restructuring charges, costs related to acquisitions and divestitures and costs from transactions related to certain legacy auto insurance liabilities. Adjusted EBITDA margin (calculated as a percentage of Gross Bookings) is calculated by dividing Adjusted EBITDA for a period by Gross Bookings for the same period and is considered a key metric. Lyft defines free cash flow as GAAP net cash provided by (used in) operating activities less purchases of property and equipment and scooter fleet. Free cash flow conversion (calculated as a percentage of Adjusted EBITDA) is calculated by dividing free cash flow for a period by Adjusted EBITDA for the same period.

Lyft uses its non-GAAP financial measures in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance. Free cash flow and free cash flow conversion are measures used by our management to understand and evaluate our operating performance and trends. We believe these measures are a useful indicator of liquidity that provides our management with information about our ability to generate or use cash to enhance the strength of our balance sheet, further invest in our business and pursue potential strategic initiatives. Free cash flow and free cash flow conversion have certain limitations, including that these measures do not reflect our future contractual commitments and do not represent the total increase or decrease in our cash balance for a given period. Free cash flow does not necessarily represent funds available for discretionary use and is not necessarily a measure of our ability to fund our cash needs.

Lyft’s definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Furthermore, these measures have certain limitations in that they do not include the impact of certain expenses that are reflected in our consolidated statement of operations that are necessary to run our business. Thus, our non-GAAP financial measures should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

Investor Contact:
Aurélien Nolf
investor@lyft.com

Media Contact:
Stephanie Rice
press@lyft.com

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